Exhibit 99.1 1 Greenidge Announces Leadership Transition Jordan Kovler Appointed Chief Executive Officer David Anderson to Transition to Chairman of the Board of Directors Fairfield, Conn. – November 16, 2023 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, today announced that Jordan Kovler has been appointed to replace David Anderson as Greenidge’s Chief Executive Officer. Mr. Anderson will remain on the Company’s Board of Directors (the “Board”) and will become Chairman of the Board, replacing Timothy Fazio in that role, who will remain on the Company’s Board as a director. All of the executive transitions, which have been approved by the Board, are effective as of November 16, 2023. Mr. Kovler has served as a director on Greenidge’s Board since March 2023, working closely with management and the Board on cost containment, stakeholder engagement and strategic initiatives. Mr. Kovler brings a unique mix of experience in technology and Web3, capital allocation and M&A, investor engagement and corporate governance expertise that will help drive the next phase of Greenidge’s growth. Mr. Anderson commented: “On behalf of the entire Board, we are pleased to welcome Jordan as our new Chief Executive Officer. His differentiated experience and ability to build Web3 organizations using innovative approaches make him well-suited to lead Greenidge as our industry continues to evolve. I have seen first-hand his ability to assess our capital needs and engage meaningfully with stakeholders, employees and partners alike. I look forward to working with Jordan in my new role as Chairman and am confident that he will position Greenidge for future growth while focusing on driving shareholder value.” “I am excited for the opportunity to lead Greenidge during this next phase of our lifecycle. Having recently eliminated over half of our net debt through strategic restructuring efforts – in large thanks to Dave’s leadership – we are now well-positioned to develop new sites, enter adjacent industries, drive tangible progress and create value for shareholders,” said Mr. Kovler. “We have a skilled team of industrial operators and engineers with the ability to build and manage best-in-class datacenters. With access to some of the lowest cost natural gas in North America and stranded electrical assets within the Atlas portfolio, we will have a pipeline of new sites to leverage building datacenters for AI and cryptocurrency mining. This will add to our steady mix of hosting, self-mining and energy revenue to help propel future growth, while we also pursue opportunistic M&A. This is an exciting time for Greenidge, and I look forward to supporting progress, growth and value creation for all stakeholders.” Greenidge recently announced the reduction of $85.3 million in debt through strategic deleveraging transactions, representing over half of its total net debt.

2 Jordan Kovler Biography Jordan Kovler has served as a director on Greenidge’s Board since March 2023 and possesses valuable experience in corporate governance, shareholder engagement and the Web3 industry. In 2016, he co-founded consulting and proxy advisory firm, Harkins, Kovler, Leventhal & Co., LLC (“HKL & Co.”) and has served as a Managing Director since the firm’s founding. At HKL & Co., he helps management teams and boards of directors develop long-lasting programs to increase shareholder value through strategy development, investor engagement and transparent disclosures. He is also a strategic advisor to multiple technology and Web3 companies, including developers of cryptocurrencies and tokens, where he helps drive innovation and growth. Prior to co-founding HKL & Co., he worked at proxy solicitation firm D.F. King & Co., Inc. for several years in increasingly senior roles, including as Senior Vice President and a member of the Executive Committee. Mr. Kovler holds a Bachelor of Arts degree from Trinity College. *** About Greenidge Generation Holdings Inc. Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated cryptocurrency datacenter and power generation company. Forward-Looking Statements This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K, Part II, Item 1A. “Risk Factors” of Greenidge’s Quarterly Report on Form-10-Q, and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given

3 that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release. For further information, please contact: Investor Relations investorrelations@greenidge.com Media Inquiries media@greenidge.com ###